Chase
                              Equity Growth II Fund
                               Semi-Annual Report

                                  June 30, 2000
                                   (Unaudited)

Chase Equity Growth II Fund Chairman's Letter
                                                            August 1, 2000
Dear Shareholder:

We are pleased to present this semi-annual report for the Chase Equity Growth II Fund for the six months ended June 30, 2000. To help you analyze your investment, this report gives you specific information on your Fund's holdings, performance, management strategies and outlook.

Old Economy/New Economy: An End of the Extremes

The first half of 2000 was rocky for domestic equity and fixed-income markets. At first, new economy outperformance continued, whereby technology-related stocks appreciated at the expense of all others. This was evident in the Nasdaq, which was up 15.42% in the first two months of the year, compared with a loss of 7% for the S&P 500. This trend carried into March, with the Nasdaq cresting to its 2000 high of 5,048 on March 10.

Although there was no single catalyst that caused the new economy's stumble, Nasdaq investors were on a bumpy ride for the remainder of the period as the index fell to a low of 3,164 on May 23, before rising above 4,000 to 4,064 on June 21, and ending at 3,966. The S&P 500 was flat (0.4%), proving less volatile than the Nasdaq.

It became clear that the Federal Reserve Board's tight money policies were taking effect. When the Fed raised rates in May, the market was in the doldrums. Economic reports suggested, however, that rates were impacting the economy, and the potential for slower growth and an end to tightenings allowed for a June rally. The best performing S&P 500 sectors were healthcare, energy, technology and utilities. By capitalization, mid-caps outperformed.

Treasury Buyback Program Has Big Impact on Bonds

While the economic state is a driver among bonds, one cannot overlook the factor of the Treasury's buyback program for longer-dated Treasuries given the growing federal budget surplus. With normal supply-and-demand considerations taking hold, investors bid up the prices of long-term Treasuries, resulting in an inverted yield curve, with higher yields for shorter-term issues. The program caused "spread" sectors to underperform, which is unusual when the Fed is in a tightening cycle.

Undoubtedly, the big issue is whether the economy can achieve a soft landing, allowing the Fed to take its foot off the brakes. Regardless, our equity fund managers continue to pick what they believe are the best stocks across sectors, those with potential to increase earnings in a variety of economic scenarios. Our bond fund managers are focused on adding value through individual security selection as well as sector allocations. On behalf of the management team, and everyone at Chase Funds, we thank you for your business.

Sincerely yours,

/s/ Sarah E. Jones

Sarah Jones
Chairman

Chase Equity Growth II Fund
As of June 30, 2000
(unaudited)

How the Fund performed

Chase Equity Growth II Fund, which seeks to provide capital appreciation through investment in growth stocks, generated a total return of 1.83%, compared to a 2.63% return from the S&P/BARRA Growth Index, for the six months ended June 30, 2000.

How the Fund was managed

For the first few months of 2000, the divergence between `old' and `new' economy stocks continued to grow, as technology valuations became increasingly extended. In March, however, the technology sector began a prolonged and violent correction that lasted through May. By the end of the first half, investors were taking a stock-by-stock approach that rewarded well-managed companies with good prospects, and punished those that disappointed.

In spite of the volatility, technology names still made the greatest contribution to performance. The stocks of companies with perceived competitive advantage and strong growth prospects held up relatively well. Names like Intel, the maker of Pentium semiconductor chips, EMC Corp and Applied Materials performed well.

But there was a wide dispersion of performance in the sector. Microsoft stock--dogged by fears of a corporate break-up--fell sharply. Some of Internet stocks also ended the period in negative territory. America Online and Yahoo both nursed substantial losses.

Many defensive `old economy' names had a strong first half. Healthcare stocks, in particular, bounced back from depressed levels. These companies had been overshadowed during 1999 by fears of legislation that would reduce the prices Medicare patients pay for drugs. But the price falls appeared overdone, and as technology stock prices started to weaken, investors sought refuge in drug stocks like Pfizer, Warner-Lambert and Eli Lilly. Biotechnology companies, like Amgen, received a boost as the mapping of the human genome sparked anticipation of a new era in drug discovery.

Investors were unforgiving of stocks that disappointed. Procter & Gamble stock plummeted in early March after the company announced extremely disappointing first quarter earnings.

Where the Fund may be headed

For the market as a whole, the big question remains whether the economy is slowing to the extent that no further interest-rate rises are necessary. The FOMC refrained from tightening in late June as weaker economic and monetary data suggested that the 175 basis points of tightening over the past year might be beginning to lower the trend rate of economic growth, and to reduce rising price pressures. But the extent of any slowdown is still an open question.

Chase Equity Growth II Fund
Portfolio of Investments

As of June 30, 2000 (unaudited)
(Amounts in thousands)


Shares      Issuer                                                                                          Value

---------------------------------------------------------------------------------------------------------------------
   Long-Term Investments - 96.4%

---------------------------------------------------------------------------------------------------------------------

            Common Stock -- 96.4%
            ---------------------
            Biotechnology -- 5.7%
 44         Amgen, Inc. *                                                                                   $   3,113
 17         Biogen, Inc. *                                                                                      1,093
 14         MedImmune, Inc. *                                                                                   1,006
                                                                                                        -------------
                                                                                                                5,212
            Computer Networks -- 5.5%
 78         Cisco Systems, Inc. *                                                                               4,977

            Computer Software -- 6.9%
 40         Microsoft Corp. *                                                                                   3,208
 36         Oracle Corp. *                                                                                      3,066
                                                                                                        -------------
                                                                                                                6,274
            Computers/Computer Hardware -- 10.9%
 32         Dell Computer Corp. *                                                                               1,579
 59         EMC Corp. *                                                                                         4,528
 19         International Business Machines Corp.                                                               2,041
 20         Sun Microsystems, Inc. *                                                                            1,839
                                                                                                        -------------
                                                                                                                9,987
            Consumer Products -- 1.6%
 22         Gillette Co.                                                                                          780
 12         Procter & Gamble Co.                                                                                  658
                                                                                                        -------------
                                                                                                                1,438
            Diversified -- 6.0%
 93         General Electric Co.                                                                                4,948
 12         Tyco International LTD (Bermuda)                                                                      563
                                                                                                        -------------
                                                                                                                5,511
            Electronics/Electrical Equipment -- 1.8%
 18         Molex, Inc.                                                                                           864
 15         Symbol Technologies, Inc.                                                                             821
                                                                                                        -------------
                                                                                                                1,685
            Financial Services -- 5.9%
 66         Charles Schwab Corp.                                                                                2,215
 15         Merrill Lynch & Co., Inc.                                                                           1,771
 17         Morgan Stanley Dean Witter & Co.                                                                    1,409
                                                                                                        -------------
                                                                                                                5,395
            Food/Beverage Products -- 2.5%
 18         Coca-Cola Co.                                                                                       1,054
 28         PepsiCo, Inc.                                                                                       1,226
                                                                                                        -------------
                                                                                                                2,280


                       See notes to financial statements.

Chase Equity Growth II Fund
Portfolio of Investments

As of June 30, 2000 (unaudited) (continued)
(Amounts in thousands)


Shares      Issuer                                                                                          Value

---------------------------------------------------------------------------------------------------------------------
   Long-Term Investments - (continued)

---------------------------------------------------------------------------------------------------------------------
            Health Care/Health Care Services -- 1.4%
  7         Medtronic, Inc.                                                                                 $     342
 11         UnitedHealth Group Inc.                                                                               918
                                                                                                        -------------
                                                                                                                1,260
            Multi-Media -- 3.7%
 52         The Walt Disney Co.                                                                                 2,009
 18         Time Warner, Inc.                                                                                   1,336
                                                                                                        -------------
                                                                                                                3,345
            Pharmaceuticals -- 10.7%
 12         Bristol-Myers Squibb Co.                                                                              682
 15         Eli Lilly & Co.                                                                                     1,453
 11         Johnson & Johnson                                                                                   1,077
 20         Merck & Co., Inc.                                                                                   1,569
 86         Pfizer, Inc.                                                                                        4,108
 17         Pharmacia Corp.                                                                                       863
                                                                                                        -------------
                                                                                                                9,752
            Restaurants/Food Services -- 1.2%
 39         Tricon Global Restaurants, Inc. *                                                                   1,092
            Retailing -- 7.2%
 26         Best Buy Co., Inc. *                                                                                1,673
 35         Home Depot, Inc.                                                                                    1,738
 55         Wal-Mart Stores, Inc.                                                                               3,191
                                                                                                        -------------
                                                                                                                6,602
            Semi-Conductors -- 17.7%
 45         Applied Materials, Inc. *                                                                           4,114
 41         Intel Corp.                                                                                         5,525
 28         KLA-Tencor Corp. *                                                                                  1,638
 61         Novellus Systems, Inc. *                                                                            3,435
 20         Texas Instruments, Inc.                                                                             1,405
                                                                                                        -------------
                                                                                                               16,117
            Telecommunications -- 1.4%
 15         Nextel Communications, Inc., Class A *                                                                924
  8         Sprint Corp. (FON Group)                                                                              393
                                                                                                        -------------
                                                                                                                1,317
            Telecommunications Equipment -- 6.3%
  7         ADC Telecommunications, Inc. *                                                                        627
 10         JDS Uniphase Corp. *                                                                                1,151
 29         Lucent Technologies, Inc.                                                                           1,711
 33         Nortel Networks Corp., (Canada)                                                                     2,276
                                                                                                        -------------
                                                                                                                5,765


                       See notes to financial statements.

Chase Equity Growth II Fund
Portfolio of Investments

As of June 30, 2000 (unaudited) (continued)
(Amounts in thousands)


Principal
 Amount     Issuer                                                                                          Value

---------------------------------------------------------------------------------------------------------------------
   Long-Term Investments - (continued)
---------------------------------------------------------------------------------------------------------------------
             Total Common Stock                                                                             $  88,009
             (Cost $78,681)

-------------------------------------------------------------------------------------------------------------------
      Short-Term Investment - 3.7%

-------------------------------------------------------------------------------------------------------------------

             Repurchase Agreement -- 3.7%
             ----------------------------
$ 3,387      Greenwich Capital Markets, Inc., in a joint trading account at 6.80%, due 07/03/00 (Dated 06/30/00, Proceeds $3,389, Secured by
              FHLMC, $3,520, 7.00%, due 11/15/21; Market Value $3,458)
             (Cost $3,387)                                                                                  $   3,387

---------------------------------------------------------------------------------------------------------------------
             Total Investments-- 100.1%                                                                     $  91,396
             (Cost $82,068)
---------------------------------------------------------------------------------------------------------------------

INDEX:
*      - Non-income producing security.
FHLMC  - Federal Home Loan Mortgage Corporation.


                       See notes to financial statements.

Chase Equity Growth II Fund
Statement of Assets and Liabilities As of June 30, 2000 (unaudited) (Amounts in Thousands, Except Per Share Amounts)




ASSETS:
     Investment securities, at value (Note 1)                                       $ 91,396
     Cash                                                                                  1
     Receivables:
        Interest/Dividends                                                                23
                                                                                    --------
           Total Assets                                                               91,420
                                                                                    --------

LIABILITIES:
     Accrued liabilities: (Note 2)
        Investment advisory fees                                                          14
        Administration fees                                                               11
        Custody and accounting fees                                                       34
        Other                                                                             58
                                                                                    --------
           Total Liabilities                                                             117
                                                                                    --------

NET ASSETS:
     Paid in capital                                                                  85,744
     Accumulated undistributed net
     investment income                                                                    55
     Accumulated net realized
     loss on investment transactions                                                  (3,824)
     Net unrealized appreciation on investments                                        9,328
                                                                                    --------
           Net Assets                                                               $ 91,303
                                                                                    ========

Shares of beneficial interest outstanding
     ($.001 par value; unlimited number of shares authorized)                          7,819

Net Asset Value, maximum offering and redemption price per share                    $  11.68

Cost of Investments                                                                 $ 82,068
                                                                                    --------


                       See notes to financial statements.

Chase Equity Growth II Fund
Statement of Operations For the six months ended June 30, 2000
(Amounts in Thousands) (unaudited)




INVESTMENT INCOME:
     Dividend                                                                    $   132
     Interest                                                                        142
                                                                                 -------
         Total investment income                                                     274
                                                                                 -------

EXPENSES: (Note 2)
     Investment advisory fees                                                        154
     Administration fees                                                              58
     Custody and accounting fees                                                      61
     Printing and postage                                                             16
     Professional fees                                                                18
     Registration expenses                                                            22
     Transfer agent fees                                                              12
     Trustees fees and expenses                                                        2
     Other                                                                             5
                                                                                 -------
         Total expenses                                                              348
                                                                                 -------
     Less amounts waived (Note 2)                                                    117
     Less expense reimbursements                                                       1
                                                                                 -------
         Net expenses                                                                230
                                                                                 -------
             Net investment income                                                    44
                                                                                 -------

REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS:
     Net realized loss on investment transactions                                 (3,807)
     Change in net unrealized appreciation of investments                          4,826
                                                                                 -------
             Net realized and unrealized gain on investments                       1,019
                                                                                 -------

     Net increase in net assets from operations                                  $ 1,063
                                                                                 =======


                       See notes to financial statements.

Chase Equity Growth II Fund
Statement of Changes in Net Assets For the periods indicated (unaudited) (Amounts in Thousands)




                                                                                 1/1/00            7/1/99*
                                                                                 Through           Through
                                                                                 6/30/00           12/31/99
                                                                                 --------          --------
INCREASE IN NET ASSETS FROM OPERATIONS:
     Net investment income                                                       $     44          $     30
     Net realized loss on investment transactions                                  (3,807)              (17)
     Change in net unrealized appreciation of investments                           4,826             4,502
                                                                                 --------          --------
         Increase in net assets from operations                                     1,063             4,515
                                                                                 --------          --------

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
     Net investment income                                                            -                 (19)
                                                                                 --------          --------

CAPITAL SHARE TRANSACTIONS:
     Shares sold                                                                   59,053            38,153
     Shares issued in reinvestment of distributions                                   -                  19
     Shares redeemed                                                              (10,031)           (1,450)
                                                                                 --------          --------
         Increase from capital share transactions                                  49,022            36,722
                                                                                 --------          --------
             Total increase in net assets                                          50,085            41,218

NET ASSETS:
     Beginning of period                                                           41,218               -
                                                                                 --------          --------
     End of period                                                               $ 91,303          $ 41,218
                                                                                 --------          --------


SHARE TRANSACTIONS:
     Shares sold                                                                    5,100             3,733
     Shares issued from reinvestment of distributions                                   -                 2
     Shares redeemed                                                                 (874)             (142)
                                                                                 --------          --------
         Net increase in fund shares outstanding                                    4,226             3,593
                                                                                 ========          ========


* Commencement of operations.


                       See notes to financial statements.

Chase Equity Growth II Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies -- Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Chase Equity Growth II Fund ("EGII") or, the "Fund," is a separate series of the Trust. The Fund commenced operations on July 1, 1999.

     The Fund seeks to provide capital appreciation by emphasizing its investments in the growth sectors of the economy. The Fund may be purchased only by participating employee benefit plans that meet the minimum investment requirement.

     The following is a summary of significant accounting policies followed by the Fund:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Valuation of investments -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith or at the direction of the Trustees.

     B. Repurchase agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading account by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System.

          In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Chase Equity Growth II Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------


     D. Federal income taxes -- The Fund is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     E. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent the "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

     F. Expenses -- Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or another reasonable basis.


2.   Fees and Other Transactions with Affiliates

     A. Investment advisory fee -- Pursuant to a separate Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Fund. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. The Advisor voluntarily waived a portion of its fees for the six months ended June 30, 2000 in the amount of $103,068.

          Chase Bank of Texas N.A. ("Chase Texas"), a wholly-owned subsidiary of The Chase Manhattan Corporation, is the Sub-Investment Advisor to the Fund. Pursuant to the Sub-Investment Advisory Agreement between Chase Texas and Chase, Chase Texas is entitled to receive a fee payable by Chase from its advisory fee, at an annual rate equal to 0.20% of average daily net assets.

     B. Sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Chase Fund Distributors, Inc. ("CFD" or the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Fund's distributor and sub-administrator.

          For the sub-administrative services it performs, CFD is entitled to receive a fee from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. The Distributor voluntarily waived a portion of its fees for the six months ended June 30, 2000 in the amount of $4,753.

     C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Fund a fee computed at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator voluntarily waived a portion of its fees for the six months ended June 30, 2000 in the amount of $9,507.

Chase Equity Growth II Fund
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------


     D. Other -- Certain officers of the Trust are officers of Chase Fund Distributors, Inc. or of its parent corporation, The BISYS Group, Inc.

          The Distributor voluntarily reimbursed expenses of the Fund in the amount as shown on the Statement of Operations.

3.   Investment Transactions
     For the six months ended June 30, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):


      Purchases (excluding U.S. Government)                   $   71,041
      Sales (excluding U.S. Government)                           23,059


4.   Federal Income Tax Matters
     For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2000 are as follows (in thousands):


        Aggregate cost                                  $      82,068
                                                        -------------------
        Gross unrealized appreciation                   $      12,363
        Gross unrealized depreciation                          (3,035)
                                                        -------------------
        Net unrealized appreciation                     $       9,328
                                                        ===================

5.   Concentration of Shareholders
     At June 30, 2000, all shares outstanding for the Fund are owned by the participants in The Chase Manhattan Bank 401(K) Savings Plan.

6.   Concentrations
     At June 30, 2000, EGII invested 49.0% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers, and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

Chase Equity Growth II Fund
Financial Highlights For the periods indicated (unaudited)

                                                                              1/1/00       7/1/99*
                                                                              Through      Through
Per share operating performance:                                              6/30/00      12/31/99
                                                                              -------      --------
Net asset value, beginning of period                                          $ 11.47       $ 10.00
                                                                              -------       -------
Income from investment operations:
     Net investment income                                                       0.01          0.01
     Net gains on investments (both realized and unrealized)                     0.20          1.47
                                                                              -------       -------
         Total from investment operations                                        0.21          1.48
                                                                              -------       -------
Less distributions:
     Dividends from net investment income                                           -          0.01
                                                                              -------       -------
Net asset value, end of period                                                $ 11.68       $ 11.47
                                                                              =======       =======

Total return                                                                    1.83%        14.76%

Ratios/supplemental data:
     Net assets, end of period (millions)                                         $91           $41
Ratios to average net assets: #
     Expenses                                                                   0.60%         0.59%
     Net investment income                                                      0.11%         0.33%
     Expenses without waivers and reimbursements                                0.91%         1.42%
     Net investment income without waivers and reimbursements                  (0.20%)       (0.50%)
Portfolio turnover rate                                                           32%            5%

*    Commencement of operations.
#    Short periods have been annualized.


                       See notes to financial statements.